Capital Income Builder
                             333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 615-0419
                               Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $874,799
------------------ --------------------------------
------------------ --------------------------------
Class B            $59,472
------------------ --------------------------------
------------------ --------------------------------
Class C            $74,753
------------------ --------------------------------
------------------ --------------------------------
Class F            $30,229
------------------ --------------------------------
------------------ --------------------------------
Total              $1,039,253
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $6,677
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $1,199
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $2,352
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $365
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $69
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $222
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $2,708
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $2,646
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $320
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $5,937
------------------ --------------------------------
------------------ --------------------------------
Total              $22,495
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $1.8128
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $1.4277
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $1.3876
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $1.7538
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $1.7545
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $1.3306
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $1.3368
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $1.5855
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $1.7034
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $1.3737
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $1.3936
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $1.5782
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $1.7467
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $1.9046
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            560,710
------------------ ----------------------------------
------------------ ----------------------------------
Class B            48,655
------------------ ----------------------------------
------------------ ----------------------------------
Class C            68,493
------------------ ----------------------------------
------------------ ----------------------------------
Class F            22,873
------------------ ----------------------------------
------------------ ----------------------------------
Total              700,731
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        4,800
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,086
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        2,226
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        290
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        53
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          213
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          2,548
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          2,355
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          301
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,828
------------------ ----------------------------------
------------------ ----------------------------------
Total              17,700
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $50.75
----------------------- -------------------------
----------------------- -------------------------
Class B                 $50.75
----------------------- -------------------------
----------------------- -------------------------
Class C                 $50.75
----------------------- -------------------------
----------------------- -------------------------
Class F                 $50.75
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $50.75
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $50.75
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $50.75
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $50.75
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $50.75
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $50.75
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $50.75
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $50.75
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $50.75
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $50.75
----------------------- -------------------------